UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 19, 2016

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 19, 2016, Tech Data Corporation (“Tech Data”), entered into an Interest Purchase Agreement (the “Acquisition Agreement”) with Avnet, Inc. (“Avnet”) to acquire (the “Acquisition”) all the shares of AVT Technology Solutions LLC (“AVT”) and another company that will be formed by Avnet, Inc. (together with AVT, the “Acquired Companies”), which will hold all assets and liabilities primarily relating to the technology solutions business of Avnet (the “Acquired Business”) following completion of the Reorganization (as defined below).

Concurrently with the execution of the Acquisition Agreement, Tech Data entered into (i) a Reorganization Agreement (the “Reorganization Agreement”) with Avnet and AVT, pursuant to which Avnet will, prior to the consummation of the Acquisition, transfer the Acquired Business, to the Acquired Companies (the “Reorganization”) and (ii) an Employment Matters Agreement in order to allocate between Avnet and Tech Data assets, liabilities and responsibilities with respect to certain employee compensation, pension and benefit plans, programs and arrangements and to provide for certain employment matters in connection with the Acquisition.

Pursuant to the Acquisition Agreement, and subject to the terms and conditions contained therein, at the closing of the Acquisition, Tech Data will acquire all of the outstanding shares of the Acquired Companies for an aggregate purchase price comprised of $2.4 billion in cash and 2,785,402 shares of Tech Data’s common stock (representing approximately 7.3% of Tech Data’s outstanding common stock after giving effect to the issuance of the new shares) (the “Share Consideration”), with the cash consideration subject to certain working capital and other adjustments, as described in the Acquisition Agreement.

Under the Acquisition Agreement, Tech Data has agreed to register the Share Consideration for resale under the U.S. federal securities laws. Avnet’s rights to registration are subject to customary blackout and suspension periods. Subject to customary exceptions, Avnet has agreed not to transfer any of the Share Consideration for 180 days after closing of the Acquisition. Thereafter, subject to the terms of the Acquisition Agreement, Avnet may transfer up to 50% of the Share Consideration and after the first anniversary of the closing of the Acquisition, Avnet may transfer the full amount of the Share Consideration.

Consummation of the Acquisition is subject to customary conditions, including, among others: (i) the absence of any law or order prohibiting the transactions contemplated by the Acquisition Agreement or the Reorganization Agreement, (ii) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, and obtaining certain regulatory approvals under the antitrust laws of Canada, Colombia, the European Union, Mexico, Switzerland and Turkey without the imposition of a burdensome condition (as defined in the Acquisition Agreement), (iii) completion of the Reorganization in accordance with the Reorganization Agreement, (iv) the accuracy of representations and warranties set forth in the Acquisition Agreement and compliance with covenants set forth in the Acquisition Agreement (in each case, subject to certain materiality qualifications) and (v) the absence of any material adverse effect with respect to the Acquired Business or Tech Data.

The parties to the Acquisition Agreement each have made customary representations and warranties for a transaction of this type. The Acquisition Agreement also contains customary covenants, including a covenant requiring Avnet to operate the Acquired Business in the ordinary course of business consistent with past practice in all material respects during the period between the execution of the Acquisition Agreement and the closing of the Acquisition.

Either party may terminate the Acquisition Agreement (i) by the mutual consent of the parties, (ii) if the closing has not occurred by 5:00 p.m. on June 19, 2017, (iii) if a governmental authority issues a final, non-appealable order or takes any other action (a) enjoining, restraining or otherwise prohibiting the transactions contemplated by the Acquisition Agreement or (b) constituting or imposing a burdensome condition or (iv) if the other party has breached its representations, warranties or covenants, subject to customary materiality qualifications and cure rights. In addition, Tech Data may terminate the Acquisition Agreement within 15 business days of delivery of the Acquired Business’ audited financial statements for the fiscal year ended July 2, 2016 (which Avnet is required to deliver to Tech Data prior to closing of the Acquisition), if the amount of the line item “operating income” plus the absolute value of the amount of the line items (A) “Depreciation expense” (not to exceed $27,563,000), (B) “Stock compensation expense” and (C) “Restructuring, amortization, integration and other expenses” for the fiscal year ended July 2, 2016 reflected in the Acquired Business’s audited financial statements is less than an agreed upon amount. Subject to certain limitations and conditions set forth in the Acquisition Agreement, Tech Data and Avnet have agreed to indemnify each other for, among other things, breaches of representations, warranties and covenants contained in the Acquisition Agreement, and certain tax liabilities.

In connection with the Acquisition, Tech Data has entered into the Reorganization Agreement, which provides for the transfer of the Acquired Business to the Acquired Companies and their subsidiaries. The Reorganization Agreement governs certain aspects of the relationship between the parties thereto after the Reorganization, including provisions with respect to release of claims, indemnification, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Reorganization with respect to losses related to the Acquired Business and Retained Business (as defined in the Acquisition Agreement), respectively.

The foregoing description of the Acquisition Agreement and the Reorganization Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the Acquisition Agreement and the Reorganization Agreement. Copies of the Acquisition Agreement and the Reorganization Agreement are filed as Exhibit 2.1 and Exhibit 2.2 respectively hereto and are incorporated herein by reference.

In connection with the proposed Acquisition, Tech Data has obtained a commitment letter providing for a $3.1 billion senior unsecured bridge facility (the “Facility”), subject to customary conditions, in order to finance a portion of the proposed Acquisition and, if necessary, refinance amounts under certain existing facilities and securitization facilities in the event that proposed amendments in connection with the Acquisition are not obtained. Tech Data expects to issue approximately $1 billion in unsecured notes and incur $1 billion in term loans in lieu of drawing the Facility at close, with the balance of the cash consideration to be paid using Tech Data’s corporate revolver and from available cash.

The Acquisition Agreement and the Reorganization Agreement attached as exhibits hereto have been included solely to provide investors and security holders with information regarding their respective terms. None of these agreements are intended to be a source of financial, business or operational information about the Acquired Business, Tech Data, Avnet or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Acquisition Agreement and the Reorganization Agreement are made only for purposes of the applicable agreement and are made as of specific dates; are solely for the benefit of the parties; are in specific cases subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the agreements, respectively, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Acquired Business, Tech Data, Avnet or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement and the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The 2,785,402 shares of Tech Data’s common stock to be issued and sold at closing pursuant to the Acquisition Agreement will be issued in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure

On September 19, 2016, Tech Data issued a press release announcing its entry into the Acquisition Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

On September 19, 2016, Tech Data disseminated an investor presentation to be used in connection with a conference call to be held with investors discussing the proposed Acquisition. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference. The investor presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Cautionary Note Concerning Forward-Looking Statements

The foregoing descriptions may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions relating to the proposed Acquisition, the proposed Acquisition’s expected contribution to Tech Data’s results, financing and closing of the proposed Acquisition, the expected timing and benefits of the proposed Acquisition, Tech Data’s and the Acquired Business’ financial results and estimates and/or business prospects involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the proposed Acquisition and the operating environment, economies and markets in which Tech Data and the Acquired Business operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of Tech Data or the Acquired Business’ future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

These statements reflect estimates, beliefs and assumptions that are based on Tech Data’s perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, Tech Data has made assumptions with respect to the ability of Tech Data and the Acquired Business to achieve expected synergies and the timing of same, the ability of Tech Data to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of Tech Data and the Acquired Business to protect their intellectual property, future capital expenditures, including the amount and nature thereof, trends and developments in the information technology and financial sectors and other sectors of the economy that are related to these sectors, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results being similar to historical results, expectations related to future general economic and market conditions and other matters. These estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. These estimates, beliefs and assumptions may prove to be inaccurate, and consequently Tech Data’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of risks and uncertainties (i) relating to our existing business (information regarding which is available as described in the following paragraph and (ii) the proposed Acquisition and financing thereof, including: (a) the risk that the Acquired Business will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Tech Data’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the risk that expected synergies, operational efficiencies and cost savings from the Acquisition may not be fully realized or realized within the expected time frame, (c) Tech Data’s increased levels of indebtedness as a result of the proposed Acquisition, which could limit Tech Data’s operating flexibility and opportunities, (d) Tech Data’s inability to complete the anticipated financing as contemplated by the commitment letter or otherwise prior to the contractually required time for closing of the proposed Acquisition or otherwise secure favorable terms for such financing, (e) the possibility that certain assumptions with respect to the Acquired Business or the proposed Acquisition could prove to be inaccurate, (f) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed Acquisition, (g) the potential failure to retain key employees of Tech Data or the Acquired Business as a result of the proposed Acquisition or during integration of the Acquired Business and (h) disruptions resulting from the proposed Acquisition, making it more difficult to maintain business relationships.

For additional information with respect to risks and other factors which could occur, see Tech Data’s Annual Report on Form 10-K filed on January 31, 2016, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward-looking statements contained herein to reflect actual results or changes in Tech Data’s expectations.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Interest Purchase Agreement, dated September 19, 2016, between Tech Data Corporation and Avnet, Inc.*

2.2	Reorganization Agreement, dated September 19, 2016, by and among Tech Data Corporation, Avnet, Inc. and AVT Technology Solutions LLC.*

99.1	Press Release, dated September 19, 2016, of Tech Data Corporation (furnished pursuant to Regulation FD).

99.2	Investor Presentation dated September 19, 2016 (furnished pursuant to Regulation FD).

*	Tech Data has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplemental copies to the Securities and Exchange Commission of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: September 19, 2016	/s / Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President, &
Chief Financial Officer